UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

NewAge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38014	27-2432263
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7158 S. FL Smidth Dr., Suite 250, Midvale, UT 84047

(Address of principal executive offices) (Zip Code)

(801) 813-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 8, 2022, the Company issued a press release announcing that the Company has initiated an exploration of strategic alternatives and will consider a wide range of options for the Company including available financing alternatives, a potential financial restructuring or a reorganization, merger, sale or other strategic transaction. However, there can be no assurance that the Company’s exploration of strategic alternatives will ultimately result in the completion of any strategic alternatives. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the press release incorporated herein by reference contain forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to the Company’s management. Forward-looking statements include statements regarding the Company’s exploration of strategic alternatives and the Company’s plans to consider a wide range of options including available financing alternatives, a potential financial restructuring or a reorganization, merger, sale or other strategic transaction. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. The Company’s actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties. Such risks and uncertainties include the risk that the Company may not identify one or more strategic alternatives or ultimately pursue a strategic alternative, the risk that the Company’s exploration of strategic alternatives or the public announcement thereof may be disruptive to the Company’s business operations or cause the Company’s stock price to fluctuate significantly, the risk that the Company’s exploration of strategic alternatives may be time consuming and involve the dedication of significant resources and may require the Company to incur significant costs and expenses, the risk that the Company’s exploration of strategic alternatives could divert the attention of the Company’s management and its board of directors from existing business operations, negatively impact the Company’s ability to attract, retain and motivate key employees, and expose the Company to potential litigation in connection with the process of exploring strategic alternatives or any resulting transaction, among other risks and uncertainties, as well as the factors described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the Securities and Exchange Commission (“SEC”), each of which can be found on the SEC’s website, www.sec.gov, or the investor relations portion of the Company’s website, investors.newagegroup.com. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWAGE, INC.

Date: June 8, 2022	By:	/s/ Ed Brennan
Ed Brennan
Interim Chief Executive Officer